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                                                                   EXHIBIT 10.37

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment") dated as of October 25, 2001, is made and entered into between U.S. BANK NATIONAL ASSOCIATION, a national banking association ("U.S. Bank") and LOUDEYE TECHNOLOGIES, INC., a Delaware corporation ("Borrower"). Words and phrases with initial capital letters shall have the meanings given to them in Article I of this Amendment.

                                    RECITALS:

        A. As of August 22, 2001, U.S. Bank and Borrower entered into that certain credit agreement (together with all supplements, exhibits, modifications and amendments thereto, the "Credit Agreement"), whereby U.S. Bank agreed to make a Revolving Loan to Borrower on the terms and conditions set forth therein.

        B. Borrower and U.S. Bank have agreed to amend the Credit Agreement as set forth in this Amendment.

        NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

ARTICLE I. DEFINITIONS AND AMENDMENT

        1.1 TERMS DEFINED

        As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires.

        1.2 INCORPORATION OF RECITALS

        The foregoing recitals are incorporated into this Amendment by reference.

        1.3 AMENDMENT

        The Credit Agreement is hereby amended as set forth herein. Except as specifically provided herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect throughout the term of the Revolving Loan, and any extensions or renewals thereof.

ARTICLE II. REVOLVING LOAN

        2.1 LOAN COMMITMENT

        Section 2.1 of the Credit Agreement is amended to change the dollar amount stated in Section 2.1 from $15,000,000 to $19,000,000.



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        2.2 REVOLVING NOTE

        The Revolving Loan is evidenced by the Revolving Note dated as of August 22, 2001. Borrower and U.S. Bank agree that the Revolving Note shall be amended to change the principal sum from $15,000,000 to $19,000,000 and to increase the annual fee described in paragraph 6 of the Revolving Note to $23,750 from $18,750.

ARTICLE III. LETTERS OF CREDIT

        3.1 COMMITMENT

        Section 3.1 of the Credit Agreement is amended to change the dollar amount stated in Section 3.1 from $1,000,000 to $2,000,000.

ARTICLE IV. EVENTS OF DEFAULT; REMEDIES

        4.1 EVENTS OF DEFAULT

        Section 9.1(j) of the Credit Agreement is amended to change the dollar amount stated in Section 9.1(j) from $25,000,000 to $30,000,000.

ARTICLE V. CONDITIONS PRECEDENT

        The effectiveness of this Amendment is subject to fulfillment, to the satisfaction of U.S. Bank, of the following conditions:

        (a) U.S. Bank shall have received this Amendment duly executed and delivered by the Borrower.

        (b) U.S. Bank shall have received, duly executed and delivered by Borrower, a First Amendment to the Security Agreement in the form attached hereto as Exhibit A.

        (c) U.S. Bank shall have received such evidence deemed necessary by U.S. Bank that its security interest in the Collateral constitutes a first priority and exclusive security interest.

        (d) No Default or Event of Default has occurred and is continuing.

        (e) All representations and warranties of Borrower contained in the Credit Agreement or in this Amendment or otherwise made in writing in connection with the Credit Agreement or this Amendment shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of this Amendment.

        (f) U.S. Bank shall have received such other statements, opinions, certificates, documents, and information with respect to the matters contemplated by this Amendment as it may reasonably request.



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        (g) Borrower shall have paid and U.S. Bank shall have received a non-refundable fee in the amount of $5,000 for increasing the Revolving Loan.

ARTICLE VI. GENERAL PROVISIONS

        6.1 REPRESENTATIONS AND WARRANTIES

        The Borrower represents and warrants to the U.S. Bank that as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents, or otherwise made in connection therewith or herewith, are true and correct as of the date of this Amendment.

        6.2 SECURITY

        The parties hereto agree that all Loan Documents, including without limitation the Security Agreement, and all financing statements, (a) shall remain in full force and effect, (b) shall secure the Revolving Loan, and all other obligations of the Borrower to the U.S. Bank under the Credit Agreement and the other Loan Documents, and (c) are enforceable without defense, offset, counterclaim, or claim of recoupment.

        6.3 COUNTERPARTS

        This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

        6.4 STATUTORY NOTICE

        ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.



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        IN WITNESS WHEREOF, the U.S. Bank and the Borrower have caused this
Amendment to be executed by their respective duly authorized agents or officers, to be effective as of October 25, 2001.

                                            LOUDEYE TECHNOLOGIES, INC., a
                                            Delaware corporation


                                            By: /s/ Bradley A. Berg
                                               ---------------------------------

                                            Its: Senior Vice President and
                                                 Chief Financial Officer
                                                --------------------------------

                                            U.S. BANK NATIONAL ASSOCIATION


                                            By: /s/ Kenneth Plank
                                               ---------------------------------

                                            Its: Vice President
                                                --------------------------------



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